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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Registration Statement of our report on the financial statements and schedules included in the Annual Report on Form 10-K of GATX Corporation for the year ended December 31, 1995.

                                        ERNST & YOUNG LLP

June 18, 1996